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                                                                   EXHIBIT 10.28

                                THIRD AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                                  FRANK A. PICI


         THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this "Third Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and FRANK A. PICI ("Employee").

                              W I T N E S S E T H :

         WHEREAS, (i) the Company and Employee entered into that certain Employment Agreement dated effective as of December 2, 1996 (the "Original Employment Agreement"), and (ii) the Original Employment Agreement was amended pursuant to (A) that certain First Amendment to Employment Agreement effective as of January 1, 1998 (the "First Amendment"), by and between the Company and Employee, and (B) that certain Second Amendment to Employment Agreement effective as of December 1, 1998 (the "Second Amendment"), by and between the Company and Employee (the Original Employment Agreement as amended by the First Amendment and Second Amendment is referred to herein as the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to further amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Paragraph 3.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "3.1 If either Employee or Company elects to terminate this Agreement at the end of the initial term, or at the end of any extended term hereof as hereinafter provided, notice of the election to terminate shall be given to the other party no later than six (6) months before the end of this Agreement. Except as otherwise provided in paragraph 21.1, if no such six-month notice is given by either party on or before June 2, 1997, the initial term shall be deemed to have been extended through and including September 30, 2002 (the "first extended term"), and thereafter if no such six-month notice is given by either party before the end of the first extended term, or at the end of any subsequent extended term, the first extended term and any such subsequent extended term of this Agreement, as the case may be, shall deemed to have been extended for an additional six (6) months."

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2.       All references to "this Agreement" contained in the Employment
Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this Third Amendment.

3. This Third Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

4. Except as amended by this Third Amendment, the Employment Agreement shall remain in full force and effect.

5. This Third Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company and Employee have executed this Third Amendment to be effective as of October 1, 1999.



Acknowledged by:                             MARINER ENERGY, INC.



/s/ Hunt Hodge                               By: /s/ Robert Henderson
-------------------------------                 ---------------------------
         W. Hunt Hodge                              Robert E. Henderson
Vice President - Administration                        President and
                                                  Chief Executive Officer


                                                                       "COMPANY"



                                                 /s/ Frank Pici
                                                ---------------------------
                                                       Frank A. Pici

                                                                      "EMPLOYEE"

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